                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary                                          [_]  Confidential, For Use of the Commission Only
     Proxy Statement                                           (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement


[_]  Definitive
     Additional Materials

[_]  Soliciting Material
     Under Rule 14a-12

                            MTC TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
   [X]  No fee required.

   [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies: _____

       (2) Aggregate number of securities to which transaction applies: ________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): __

       (4) Proposed maximum aggregate value of transaction: ____________________

       (5) Total fee paid: _____________________________________________________

   [_]  Fee paid previously with preliminary materials.

   [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid: _____________________________________________

       (2) Form, Schedule or Registration Statement No.: _______________________

       (3) Filing Party: _______________________________________________________

       (4) Date Filed: _________________________________________________________

                     PROXY STATEMENT DATED MARCH 31, 2003

[LOGO]
MTC Technologies
"Linking Imagination and Innovation"(R)

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

   The Annual Meeting of Stockholders of MTC Technologies, Inc. will be held at 10:30 a.m., local time, on Tuesday, April 22, 2003, at 4032 Linden Avenue, Dayton, Ohio 45432 for the following purposes:

(1) To elect two directors to the Board of Directors of MTC Technologies, Inc., each to serve for a term of three years and until a successor is elected and qualified;

(2) To approve the adoption of the MTC Technologies, Inc. 2002 Equity and Performance Incentive Plan;

(3) To ratify the selection of Ernst & Young LLP as the independent accountants of MTC Technologies, Inc. for the year ending December 31, 2003; and

(4) To transact any other business that may properly come before the Annual Meeting of Stockholders.

   Only stockholders of record as of the close of business on March 12, 2003 are entitled to notice of the meeting and to vote at the meeting or any adjournment or postponement of the meeting. If you own shares through a nominee and you want to have your vote counted, you must instruct your nominee to vote.

   This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about March 31, 2003.

                                          By Order of the Board of Directors

                                          /s/ David S. Gutridge
                                          DAVID S. GUTRIDGE
                                          Secretary
March 31, 2003

                            YOUR VOTE IS IMPORTANT

   You are invited to attend the meeting, but whether or not you expect to attend in person, please promptly complete, sign, date and return the enclosed form of proxy in the accompanying, postage-paid envelope so that your shares will be represented at the meeting or any adjournment or postponement of the meeting.

                               -----------------

   Also enclosed is a copy of the Annual Report of MTC Technologies, Inc. for the year ended December 31, 2002. The Annual Report contains financial and other information about MTC Technologies, Inc. However, the Annual Report is not incorporated into the proxy statement and is not a part of the proxy soliciting material.

                            MTC TECHNOLOGIES, INC.
                              4032 Linden Avenue
                              Dayton, Ohio 45432

                               -----------------

                  PROXY STATEMENT FOR MTC TECHNOLOGIES, INC.
                        ANNUAL MEETING OF STOCKHOLDERS

                               -----------------

                              GENERAL INFORMATION

   The Board of Directors (or the "Board") of MTC Technologies, Inc., a Delaware corporation (the "Company"), is furnishing this proxy statement (the "Proxy Statement"), related proxy card and Annual Report to you in connection with its solicitation of proxies to be used at the Company's annual meeting of stockholders of the Company to be held on April 22, 2003 (the "Annual Meeting"). The Notice of Annual Meeting of Stockholders and this Proxy Statement are being mailed to stockholders on or about March 31, 2003.

   Stockholders of record of the Company at the close of business on March 12, 2003 (the "Record Date") are entitled to notice of, and will be entitled to vote at, the Annual Meeting. On the Record Date, the Company had outstanding and entitled to vote 12,937,737 shares of common stock, par value $0.001 per share ("Common Stock").

   Each outstanding share of Common Stock entitles its holder to one vote on each matter properly brought before the meeting, including the election of directors. Shares can be voted only if the stockholder is present in person or by proxy.

   In addition to the solicitation of proxies by mail, the Company may solicit the return of proxies in person and by telephone, telecopy or e-mail. The Company will request brokerage houses, banks and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of shares and will reimburse them for their expenses. The Company will bear the cost of the solicitation of proxies.

   You may revoke your proxy at any time prior to the exercise of the powers it confers by giving notice to the Secretary of the Company in writing or by a later executed proxy. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a previously granted proxy. The shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in the manner specified on the proxies. If specific choices are not indicated on a properly executed proxy, the shares represented by such proxies received will, except in the case of "broker non-votes," be voted: (i) for the Company's nominees for director; (ii) for approval of the adoption of the 2002 Equity and Performance Incentive Plan;
(iii) for ratifying the selection of Ernst & Young LLP as independent accountants; and (iv) in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes, for any other matters that properly come before the Annual Meeting. As of the date hereof, the Board of Directors is not aware of any matter to be presented for action at the meeting other than those set forth herein.

   At the Annual Meeting, the inspectors of election appointed for the meeting will determine those stockholders entitled to vote at the meeting and tabulate the results of stockholder voting. The presence, in person or by proxy, of the holders of a majority of the total number of issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for any business to be transacted at the Annual Meeting. Abstentions and "broker non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and exercises discretionary voting power but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item. Directors are elected by a plurality of all votes cast. The affirmative vote of the holders of a majority of the total number of shares of Common Stock present in person or represented by proxy and entitled to vote on the matter and actually voted on the matter is required to approve any other matter proposed to be acted upon at the Annual Meeting. Abstentions and "broker non-votes" are not counted for purposes of approving any of the matters to be acted upon at the Annual Meeting.

                             ELECTION OF DIRECTORS
                               (Proposal No. 1)

   The Certificate of Incorporation provides that the Board of Directors must consist of not fewer than three nor more than nine members, as fixed by the Board of Directors or the Company's stockholders from time to time in accordance with the Bylaws. The Board of Directors has fixed the number at seven.

   The Certificate of Incorporation and the Bylaws provide for three classes of directors whose terms expire in different years. At the Annual Meeting, two directors are to be elected to serve for a term of three years and until a successor is elected and qualified. The Board of Directors recommends that two nominees for director be elected at the Annual Meeting. At the present time, the proxies will be voted for the election of David S. Gutridge and Lawrence A. Skantze. Both nominees have consented to being named and to serve if elected.

         Your Board of Directors recommends a vote FOR these nominees.

   If either nominee becomes unavailable for any reason, the proxies will be voted for the election of such other person as the Company nominates. The Company has no reason to believe that either of the nominees will be unavailable. The two nominees receiving the greatest number of votes will be elected as directors of the Company.

   The following table sets forth information regarding the nominees to the Board of Directors of the Company and the directors whose terms of office will continue after the Annual Meeting:

Director Nominees for
Terms Ending in 2006                 Present Positions, Age and Recent Business Experience
--------------------- -----------------------------------------------------------------------------------
 David S. Gutridge    Chief Financial Officer, Executive Vice President, Secretary and Treasurer of MTC
                      Technologies, Inc. Director since 2002. Age 56.

                      Mr. Gutridge has served as Chief Financial Officer, Executive Vice President,
                      Secretary and Treasurer of MTC Technologies, Inc. since April 2002. Mr. Gutridge joined Modern Technologies Corp., the predecessor and primary subsidiary of the
                      Company, in 1993 and served as a Group President and Chief Operating Officer until 1998. Mr. Gutridge served as a Group President and Chief Operating Officer of
                      Soin International, LLC (formerly MTC International, LLC), a holding company overseeing a number of businesses and investments and an affiliate of the Company, from 1998 until 2002. At Soin International, Mr. Gutridge had direct responsibility for two manufacturing operations, oversaw real estate operations and evaluated acquisitions, financings and investment vehicles.

 Lawrence A. Skantze  Independent consultant to defense and commercial companies. Director since 2002.
                      Member, Audit Review Committee and Compensation Committee. Age 74.

                      General Skantze, U.S. Air Force (Ret.), has been an independent consultant to defense and commercial companies since 1987. Prior to that, General Skantze served for approximately 35 years in the U.S. Air Force, including as Vice Chief of
                      Staff from 1983 to 1984 and as Commander of the U.S. Air Force Systems
                      Command from 1984 to 1987.

Directors Whose
Terms End in 2004                    Present Positions, Age and Recent Business Experience
-----------------     ------------------------------------------------------------------------------------
Michael W. Solley     President and Chief Executive Officer of MTC Technologies, Inc. Director since
                      2002. Age 45.

                      Mr. Solley has served as President and Chief Executive Officer of MTC Technologies,
                      Inc. since May 2002, and as President of Modern Technologies Corp. since March
                      2000. Prior to that, Mr. Solley served from 1998 to 2000 as Executive Vice President of Nichols Research Corporation, a provider of engineering services to, among other customers, the Department of Defense and other federal agencies. Mr. Solley also served as President of the Government Segment for Nichols from 1999 until 2000, and as President of the Government Information Technology Segment for Nichols from
                      1996 until 1998. At Nichols, Mr. Solley was responsible for the defense business of the company and conducted several acquisitions. Nichols merged with Computer
                      Sciences Corporation in November 1999, and Mr. Solley continued to serve as the
                      President of the CSC/Nichols defense business until March 2000.

Don R. Graber         Chairman of the Board of Directors, President and Chief Executive Officer of Huffy
                      Corporation. Director since 2002. Member, Audit Review Committee and
                      Compensation Committee. Age 59.

                      Mr. Graber has served as the President of Huffy Corporation, a sporting goods manufacturer, since 1996 and as Chairman of the Board and Chief Executive Officer
                      of Huffy since 1997. Mr. Graber also served as Chief Operating Officer of Huffy from 1996 until 1997. Mr. Graber is a director of Huffy Corporation, Precision
                      Castparts Corporation and Amcast Industrial Corporation.
Directors Whose
Terms End in 2005                    Present Positions, Age and Recent Business Experience
-----------------     ------------------------------------------------------------------------------------
Rajesh K. Soin        Chairman of the Board of Directors of MTC Technologies, Inc. and Chairman of the
                      Board of Directors and Chief Executive Officer of Soin International, LLC. Director
                      since 2002. Age 55.

                      Mr. Soin has served as Chairman of the Board of MTC Technologies, Inc. since
                      May 2002. Mr. Soin has also served as Chairman of the Board of Directors and
                      Chief Executive Officer of Soin International, LLC, a holding company previously known as MTC International, LLC and an affiliate of the Company, since 1998. Mr.
                      Soin also served as Chairman of the Board and Chief Executive Officer of Modern
                      Technologies Corp. from 1984 until May 2002.

Kenneth A. Minihan    Principal of the Homeland Security Fund for Paladin Capital Group. Director since
                      2002. Member, Audit Review Committee and Compensation Committee. Age 59.

                      Lt. General Minihan, U.S. Air Force (Ret.), has served as a Principal of the
                      Homeland Security Fund for Paladin Capital Group, a private equity investment company, since 2002. Lt. General Minihan served as President of the Security
                      Affairs Support Association, an organization that enhances intelligence business development through industry and government partnership, from 1999 to 2002.
                      Prior to that, Lt. General Minihan served for more than 33 years in the U.S. Air
                      Force, including from 1996 until 1999 as Director of the National Security Agency and as Director of the Defense Intelligence Agency during 1996. Lt. General
                      Minihan is a director of BAE Systems, North America and Verint Systems, Inc.

William E. MacDonald, Vice Chairman and a member of the office of the Chairman of National City
  III                 Corporation. Director since 2002. Age 56.

                      Mr. MacDonald has served as Vice Chairman of National City Corporation, a diversified financial holding company, since March 2001. Prior to that, Mr.
                      MacDonald served in various other management positions with National City
                      Corporation for over 30 years.

Board Committees

   During 2002, the Board of Directors maintained an Audit Review Committee and a Compensation Committee, but did not maintain any separate nominating committee. The members of the Audit Review Committee are Lawrence A. Skantze, Don R. Graber and Kenneth A. Minihan. The members of the Compensation Committee are also Lawrence A. Skantze, Don R. Graber and Kenneth A. Minihan.

   The Audit Review Committee was formed in July 2002 and held two meetings in 2002. The Audit Review Committee assists the Board of Directors with the Board's oversight responsibilities regarding accounting for the Company's financial position and results of operations and the Company's financial reporting practices and procedures, as well as any other matters as may be delegated to the committee by the Board of Directors. The Board of Directors has adopted a written charter for the Audit Review Committee. A complete description of the Audit Review Committee's responsibilities is contained in the Audit Review Committee Charter, which is attached as Exhibit A to this Proxy Statement. All members of the Audit Review Committee are independent within the meaning of Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Review Committee also performs the following functions:

  . recommending to the Board of Directors the selection of the Company's independent public accountants;

  . reviewing with the Company's independent public accountants and management the auditor's independence and audit plan;

  . reviewing the Company's internal audit plans, reports, and accounting controls; and

  . reviewing with the independent public accountants the results of the audit and their evaluations of the Company's internal controls and financial reporting practices and procedures.

   The Compensation Committee was formed in July 2002 and did not hold any meetings in 2002. The Compensation Committee is responsible for the compensation of the Company's executive officers. The Compensation Committee performs or delegates the following functions:

  .   reviewing executive compensation;

  .   fixing compensation for the executive officers;

  . establishing stock and cash incentive plans and programs for officers and key employees; and

  . approving non-material amendments to the Company's benefit plans and reviewing and making recommendations to the Board of Directors regarding other changes to the Company's benefit plans.

   The Company's Board of Directors held two meetings, including regularly scheduled and special meetings, during 2002. Each director attended at least 75% of those meetings and the meetings of each committee of which he is a member, with the exception of Mr. Skantze who attended less than 75% of the meetings.

                             DIRECTOR COMPENSATION

Cash Compensation

   The Company pays its chairman of the Board of Directors a fee of $150,000 on an annual basis. Each other non-employee director of the Company receives an annual fee of $15,000, payable quarterly. In addition to this fee, the Company reimburses each non-employee director for travel and other related out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees of the Board of Directors. Directors also receive a fee of $1,000 for each special meeting of the Board of Directors or committees of the Board of Directors attended.

Stock-Based Compensation

   The Company's non-employee directors also participate in the Company's 2002 Equity and Performance Incentive Plan. During 2002, four of our five non-employee directors received stock option grants at an exercise price of $16.24 (the market price at the date of grant) for 930 shares of the Company's Common Stock. These options have a ten-year term from their date of grant and vest in three equal installments on March 12, 2003, July 24, 2003 and July 24, 2004.

   During fiscal year 2002, and before the Company's initial public offering, the Company entered into Nonqualified Stock Option Agreements with three of its executive officers, including Mr. Solley and Mr. Gutridge, who are also directors. Those options are not a part of the 2002 Equity and Performance Incentive Plan. Mr. Solley's option covered 346,061 shares and Mr. Gutridge's option covered 34,606 shares.

   The nonqualified stock options have an exercise price of $4.19 per share, subject to adjustment by the Board of Directors in certain situations as provided in the agreements, and were immediately exercisable at the time of issuance. Each optionee is permitted to pay the option price in cash or an acceptable cash equivalent, common stock owned by the optionee for at least six months, or a combination of cash or an acceptable cash equivalent and common stock owned by the optionee for at least six months. The options have a ten-year term from their date of grant and will terminate earlier in the event of the optionee's retirement, death, disability or other termination of employment.

   Any stockholder desiring to submit a candidate to be considered by the Board of Directors for nomination as a director should send the name of the candidate, together with biographical data and background information concerning the candidate, to:

                              Corporate Secretary
                            MTC Technologies, Inc.
                              4032 Linden Avenue
                              Dayton, Ohio 45432

        SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

   The following table sets forth, as of March 12, 2003 unless otherwise indicated, certain information regarding the beneficial ownership of the Company's Common Stock by:

  .   each of the Company's directors and director nominees;

  . each of the Company's executive officers named in the Summary Compensation Table;

  . all of the Company's directors, director nominees and executive officers as a group; and

  . each person owning of record, or known by the Company to be the beneficial owner of, more than five percent of the Common Stock.

   The number of shares of Common Stock outstanding on March 12, 2003 was 12,937,737. Except as otherwise noted, all information with respect to beneficial ownership has been furnished by each director, director nominee or executive officer, or is based on filings with the Securities and Exchange Commission, as the case may be. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the Common Stock has been determined for this purpose in accordance with the applicable rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), which provide, in part, that a person is deemed to be the beneficial owner of shares of stock if the person, directly or indirectly, has or shares the voting or investment power of that stock, or has the right to acquire ownership of the stock within 60 days. Shares that are subject to stock options that may be exercised within 60 days of March 12, 2003 are reflected in the number of shares set forth below and in computing the percentage of the Company's Common Stock beneficially owned by the person who owns those options.

                                                                             Shares
                                                                           Underlying
                                                                            Options
                                                                            That Are      Total
                                                             Outstanding   Deemed To    Number of
                                                                Shares         Be         Shares    Percent
                                                             Beneficially Beneficially Beneficially   of
Directors, Director Nominees and Named Executive Officers       Owned      Owned (2)      Owned      Class
---------------------------------------------------------    ------------ ------------ ------------ -------
Rajesh K. Soin (1)..........................................  7,022,482       5,000     7,027,482    54.3%
Michael W. Solley...........................................     83,906     204,000       287,906     2.2%
David S. Gutridge...........................................     43,106       3,333        46,439       *
Don R. Graber...............................................      2,200         597         2,797       *
Lawrence A. Skantze.........................................      1,000         597         1,597       *
Kenneth A. Minihan..........................................          0         597           597       *
William E. MacDonald, III...................................          0         597           597       *
Benjamin D. Crane...........................................     14,463           0        14,463       *
Donald H. Weisert...........................................        500       4,000         4,500       *
Hugh K. Bolton..............................................          0       3,000         3,000       *
James C. Clark..............................................        500       3,000         3,500       *
All directors and executive officers as a group (11 persons)  7,168,157     224,721     7,392,878    56.2%

Other Persons
-------------
FMR Corp. (3)...............................................  1,259,035           0     1,259,035     9.8%

--------
*  Less than one percent.

(1) Mr. Soin's business address is c/o MTC Technologies, Inc., 4032 Linden Avenue, Dayton, Ohio 45432.
(2) This column contains the number of shares of the Company's Common Stock that each beneficial owner has the right to acquire within 60 days of March 12, 2003.

(3) FMR Corp. ("FMR") filed a Schedule 13G on February 14, 2003, indicating that, as of December 31, 2002, FMR and its wholly-owned subsidiary, Fidelity Management & Research Company ("Fidelity"), had investment power with respect to 1,259,035 shares of Common Stock through Fidelity's activities as an investment adviser. One recipient of Fidelity's advisory services, Fidelity OTC Portfolio, had investment power with respect to 943,735 shares of Common Stock. Through their control of FMR, Edward C. Johnson 3d and Abigail P. Johnson each had investment power with respect to the shares beneficially owned by FMR. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Directors, executive officers and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file. The Company periodically reminds its directors and executive officers of their reporting obligations and assists in making the required disclosure once the Company is notified that a reportable event has occurred. The Company is required to report in this Proxy Statement any failure by any of the above mentioned persons to make timely Section 16 reports.

   Based solely on the Company's review of copies of forms that the Company has received, and written representations from the Company's directors and executive officers, the Company is unaware of any instances of noncompliance, or late compliance, with Section 16(a) filing requirements by its directors, executive officers or greater than ten percent stockholders during 2002, except that Messrs. Donald H. Weisert, Hugh K. Bolton, James C. Clark and Don R. Graber each filed one late report regarding one transaction that was not reported on a timely basis.

                      COMPENSATION OF EXECUTIVE OFFICERS

Summary of Executive Compensation

   The following table sets forth information concerning annual compensation for services rendered to the Company for 2001 and 2002 by those persons who were the chief executive officer and the other five most highly compensated executive officers of the Company during 2002 (collectively, the "Named Officers").

                          Summary Compensation Table

                                                                             Long-Term
                                                  Annual Compensation       Compensation
                                             ------------------------------ ------------
                                                                             Securities
                                                               Other Annual  Underlying   All Other
                                              Salary   Bonus   Compensation Options/SARs Compensation
Name and Principal Position             Year   ($)      ($)      ($) (2)        (#)        ($) (3)
---------------------------             ---- -------- -------- ------------ ------------ ------------
Michael W. Solley--                     2002 $369,304 $750,000  $1,199,041    346,061      $ 3,975
   President and Chief Executive        2001 $218,292 $      0  $        0          0      $ 5,766
   Officer

Rajesh K. Soin--                        2002 $180,000 $      0  $        0          0      $ 5,379
   Chairman of the Board of             2001 $720,000 $180,344  $    6,838          0      $ 5,766
   Directors (1)

David S. Gutridge--                     2002 $227,083 $      0  $  450,644     34,606      $12,058
   Chief Financial Officer,             2001 $200,041 $      0  $    7,200          0      $ 5,766
   Executive Vice President,
   Secretary and Treasurer

Benjamin D. Crane--                     2002 $155,002 $      0  $  650,548     34,606      $13,489
   Chief Operating Officer and          2001 $153,962 $100,000  $    4,800          0      $ 5,766
   Executive Vice President

Donald H. Weisert--                     2002 $130,708 $      0  $    4,800      5,000      $12,236
   Senior Vice President and            2001 $113,524 $ 54,538  $    4,800          0      $ 5,766
   Assistant Chief Operating Officer

Hugh K. Bolton--                        2002 $133,990 $      0  $    4,800      5,000      $ 5,382
   Senior Vice President                2001 $131,433 $ 49,067  $    4,800          0      $ 2,528

James C. Clark--                        2002 $130,740 $      0  $    4,800      5,000      $11,352
   Senior Vice President                2001 $118,324 $ 18,367  $    4,800          0      $ 5,766

--------
(1) Mr. Soin served as Chief Executive Officer of our predecessor and primary subsidiary, Modern Technologies Corp., until May 2002.
(2) Amounts for 2001 represent car allowances. Amounts for 2002 represent compensation expenses resulting from stock option exercises and car allowances.
(3) Amounts for 2001 and 2002 represent matching payments to defined contribution plans and payments for term life insurance coverage.

Retention Agreement

   The Company has entered into a retention agreement with Michael W. Solley, its Chief Executive Officer, that provides for an annual base salary of $500,000. Under the terms of the agreement and in addition to base salary, Mr. Solley is eligible to receive an annual bonus based on the achievement of specified goals, and stock options and other awards under the 2002 Equity and Performance Incentive Plan, as determined by the Compensation Committee. Additionally, the Company paid Mr. Solley a $750,000 one-time cash payment in June 2002, for services performed by Mr. Solley during the second, third and fourth quarters of fiscal year 2002.

The agreement also provides for expense reimbursement and indemnification, and that Mr. Solley is entitled to participate, on the same basis as the Company's other executives, in the Company's standard executive benefits package, which may include insurance, vacation, a company car or car allowance, equity-based benefits and other benefits.

   The agreement provides for an initial employment term of two years, with an automatic one-year extension on each anniversary of the agreement, unless either party provides advance written notice of its intent to terminate the agreement. If the Company terminates Mr. Solley's employment without cause, it is required to pay Mr. Solley a lump sum amount equal to his annual base salary, as in effect immediately prior to such termination of employment, and all stock options previously granted to Mr. Solley will become exercisable in full.

   Mr. Solley's agreement also contains confidentiality obligations on the part of Mr. Solley that survive its termination. Mr. Solley further agrees not to compete with the Company and not to solicit the Company's customers or employees during the term of his employment and, in the event that the Company terminates his employment without cause, for the one-year period following such termination.

Stock Option Plans

  2002 Equity and Performance Incentive Plan

   In May 2002, prior to the Company's initial public offering, the Company's Board of Directors adopted the 2002 Equity and Performance Incentive Plan and the sole stockholder approved the plan following the recommendation of approval from the Board of Directors. The 2002 Equity and Performance Incentive Plan provides for the grant of incentive stock options and nonqualified stock options and the grant or sale of restricted shares of Common Stock to the Company's directors, key employees and consultants. The Company's adoption of the 2002 Equity and Performance Incentive Plan is being submitted for stockholder approval as Proposal No. 2 at the Annual Meeting. A more detailed description of the 2002 Equity and Performance Incentive Plan is set forth below under the heading "Approval of the Adoption of the MTC Technologies, Inc. 2002 Equity and Performance Incentive Plan (Proposal No. 2)."

  Nonqualified Stock Option Agreements

   During fiscal year 2002, and before the Company's initial public offering, the Company entered into Nonqualified Stock Option Agreements with Mr. Solley, Mr. Gutridge and Mr. Crane. Mr. Solley's option covered 346,061 shares, Mr. Gutridge's option covered 34,606 shares and Mr. Crane's option covered 34,606 shares.

   The nonqualified stock options have an exercise price of $4.19 per share, subject to adjustment by the Board of Directors in certain situations as provided in the agreements, and were immediately exercisable at the time of issuance. Each optionee is permitted to pay the option price in cash or an acceptable cash equivalent, common stock owned by the optionee for at least six months, or a combination of cash or an acceptable cash equivalent and common stock owned by the optionee for at least six months. The options have a ten-year term from their date of grant and will terminate earlier in the event of the optionee's retirement, death, disability, or other termination of employment.

  Stock Option Grants in Last Fiscal Year

   Stock options are generally awarded under the 2002 Equity and Performance Incentive Plan. The following table provides information concerning stock options granted during fiscal year 2002 to those executive officers listed in the Summary Compensation Table:

                                                               Potential Realizable Value at Assumed
                                                               Annual Rates of Stock Price Appreciation for
                            Individual Grants                             Option Term
            -------------------------------------------------- --------------------------------------------
                        Percent of
                          Total
            Number of    Options/
            Securities     SARs             Market
            Underlying   Granted             Price
             Options/       to     Exercise on the
               SARs     Employees  or Base  Date of
             Granted    In Fiscal   Price    Grant  Expiration
Name           (#)         Year     ($/Sh)  ($/Sh)     Date      0% ($)         5% ($)         10% ($)
----        ----------  ---------- -------- ------- ----------   ----------     ----------    -----------
Michael W.
 Solley....  346,061(1)   70.63%    $ 4.19  $16.75   5/3/2012  $4,346,526     $7,990,548     $13,586,355
Rajesh K.
 Soin......        0          0%        --      --         --  $        0     $        0     $         0
David S.
 Gutridge..   34,606(1)    7.06%    $ 4.19  $16.75   5/3/2012  $  434,651     $  799,053     $ 1,358,632
Benjamin D.
 Crane.....   34,606(1)    7.06%    $ 4.19  $16.75   5/3/2012  $  434,651     $  799,053     $ 1,358,632
Donald H.
 Weisert...    5,000(2)    1.02%    $17.00  $17.00  6/27/2012  $        0     $   53,450     $   135,450
Hugh K.
 Bolton....    5,000(2)    1.02%    $17.00  $17.00  6/27/2012  $        0     $   53,450     $   135,450
James C.
 Clark.....    5,000(2)    1.02%    $17.00  $17.00  6/27/2012  $        0     $   53,450     $   135,450

--------
(1) Immediately exercisable on the date of grant.
(2) Vest in three equal installments on March 12, 2003, June 27, 2003 and June 27, 2004.

   The above table sets forth information regarding grants of stock options made by the Company during the year ended December 31, 2002 to named executive officers. The amounts shown for each named executive officer as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of 0%, 5% and 10% over the full ten-year term of the options, which would result in stock prices of $16.75, $27.28 and $43.45, respectively, for options with an exercise price of $4.19 per share and approximately $17.00, $27.69 and $44.09, respectively, for options with an exercise price of $17.00 per share. For options with an exercise price equal to or greater than the fair market value for a share of Common Stock on the date of grant, no gain to the optionees is possible without an increase in stock price, which benefits all stockholders proportionately. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable Securities and Exchange Commission regulations. Actual gains, if any, on option exercise and Common Stock holding depend on the future performance of the Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved. No stock appreciation rights were granted by the Company during the last year.

  Aggregated Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

   The following table provides information concerning stock options exercised during fiscal year 2002 by the executive officers listed in the Summary Compensation Table and the value of each executive officer's unexercised options at December 31, 2002:

                   Shares               Number of Securities    Value Of Unexercised In-
                  Acquired             Underlying Unexercised      The-Money Options/
                     On      Value     Options/SARs At Fiscal        SARs At Fiscal
                  Exercise  Realized        Year-End (#)              Year-End ($)
Name                (#)       ($)     Exercisable/Unexercisable Exercisable/Unexercisable
----              -------- ---------- ------------------------- -------------------------
Michael W. Solley  76,061  $1,199,041         270,000/0               $5,699,700/$0
Rajesh K. Soin...       0  $        0               0/0               $        0/$0
David S. Gutridge  34,606  $  443,444               0/0               $        0/$0
Benjamin D. Crane  34,606  $  645,748               0/0               $        0/$0
Donald H. Weisert       0  $        0           0/5,000               $   0/$41,500
Hugh K. Bolton...       0  $        0           0/5,000               $   0/$41,500
James C. Clark...       0  $        0           0/5,000               $   0/$41,500

   The above table summarizes for each of the named executive officers certain information relating to stock options exercised by him during the year ended December 31, 2002 and the number and value of unexercised stock options held by the named executive officers at year-end. The dollar amounts set forth in the table under the "Value Realized" heading represent the difference between the fair market value of the underlying stock on the exercise date and the aggregate exercise price of the options exercised. The dollar amounts set forth in the table under the "Value of Unexercised In-The-Money Options/SARs at Fiscal Year-End" heading represent the difference between the aggregate exercise price of the named executive officer's in-the-money stock options and the $25.30 closing price per share of Common Stock as quoted on the Nasdaq National Market on December 31, 2002. The amounts set forth in the column "Value of Unexercised In-The-Money Options/SARs at Fiscal Year-End" unlike the amounts set forth in the column "Value Realized" have not been, and might never be, realized. These options have not been, and might never be, exercised. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested.

Long-Term Incentive Plans

   The Company did not make any long-term incentive plan awards during fiscal year 2002 to any of the executive officers listed in the Summary Compensation Table.

401(k) Plan

   The Company's principal operating subsidiary, Modern Technologies Corp., sponsors a defined contribution 401(k) profit sharing plan that covers all eligible employees. An eligible employee may make pre-tax contributions to the plan of up to 15% of his or her compensation. Modern Technologies Corp. makes contributions on behalf of each eligible participant in an amount equal to 50% of such eligible participant's pre-tax and after-tax contributions until the sum of such contributions equals 10% of his or her compensation. The Company's contributions to the plan totaled $1.8 million for the fiscal year ended December 31, 2002, $1.3 million for the year ended December 31, 2001 and $1.0 million for the year ended December 31, 2000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The members of the Compensation Committee for fiscal year 2002 were Lawrence
A. Skantze, Don R. Graber and Kenneth A. Minihan. During 2002, none of the members of the Compensation Committee was an officer or employee of the Company or either of its subsidiaries, or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. Additionally, during 2002, none of the executive officers or directors of the Company was a member of the board of directors, or any committee thereof, of any other entity such that the relationship would be construed to constitute a committee interlock within the meaning of the rules of the Securities and Exchange Commission.

             CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Subcontracting Relationships

   From time to time, the Company enters into subcontracting relationships with other governmental contractors that are affiliated with Mr. Soin, the Company's majority stockholder. During 2002, the Company made and received payments to and from four such governmental contractors, as indicated in the following table:

                                                                       Payment
                                                            Payment   Received
                                                            Made For     For
                                                            Services  Services
                                                            Received Provided in
Company                                                     In 2002     2002
-------                                                     -------- -----------
GTIC India Private, Ltd. (formerly MTC India Private, Ltd.) $481,763         --
Aerospace Integration Corporation.......................... $145,706         --
Integrated Information Technology Company..................       -- $1,730,120
International Consultants, Inc.............................       -- $  402,362

Aircraft

   From time to time, the Company has acquired the use of aircraft from Soin Aviation LLC, a company wholly owned, indirectly, by Mr. Soin's family limited partnership. The Company's payments for the use of the aircraft generally reflect the marginal cost of their use plus a pro rata share of the associated fixed costs. During 2002, the Company paid Soin Aviation LLC $431,325, including sales tax payments, to purchase a 90% interest in one aircraft and paid Soin Aviation LLC $34,281 to reimburse costs related to the use of that aircraft and for the use of a second aircraft.

Leases

   The Company leases three of its properties, including its principal executive offices, from BC Real Properties, LLC. The lessor is majority owned by Mr. Soin's family limited partnership. During 2002, the Company made aggregate lease payments of $616,197 to BC Real Properties, LLC.

Dispositions

  Kelly Space & Technology, Inc.

   In the first quarter of 2002, prior to becoming a public company, the Company transferred to Mr. Soin shares of common stock in Kelly Space & Technology, Inc. ("Kelly Space"), an engineering firm specializing in horizontal launch systems, and a convertible promissory note issued by Kelly Space in the initial principal amount of $200,000. As part of that transaction, the Company also assigned to Mr. Soin a contract between the Company and Kelly Space that, among other things, provides registration rights with respect to the Kelly Space stock.

  Specialized Technical Services

   In the first quarter of 2002, prior to becoming a public company, the Company assigned to Mr. Soin its rights and obligations under a redemption agreement between the Company and Specialized Technical Services, a manufacturer of old-technology night vision goggles. Under that agreement, Specialized Technical Services is required to pay a percentage of the gross sales that it derives from a product developed by it while the Company was a stockholder.

  Subsidiary Divestitures

   In the first quarter of 2002, prior to becoming a public company, the Company distributed its interest in all of its subsidiaries, other than Modern Technologies Corp., to Mr. Soin. The names and the Company's percentage ownership of those subsidiaries, as of the beginning of 2002, are set forth below.

                      JMD Holdings, Inc..........  79.95%
                      MTC Manufacturing, Inc..... 100.00%
                      Freund Laws, Inc...........  79.00%
                      MTC Australasia Pty. Ltd...  80.00%
                      BC Golf Limited Partnership  74.35%

S Corporation Distributions

   Prior to its initial public offering, the Company operated for federal and certain state income tax purposes as an S corporation under Subchapter S of the Internal Revenue Code and comparable state laws. As a result, the Company's earnings were taxed, with certain exceptions, directly to Mr. Soin rather than to the Company, leaving Mr. Soin responsible for paying income taxes on the Company's earnings. Prior to its initial public offering, the Company paid distributions to Mr. Soin to enable him to pay his income tax liabilities as a result of the Company's status as an S corporation and, from time to time, to distribute previously undistributed S corporation earnings and profits. During 2002, in addition to the distribution of securities described above, the Company made S corporation distributions to Mr. Soin of approximately $9.2 million, in cash.

Administrative Services

   Prior to March 31, 2002, the Company received administrative services from Soin International, LLC (formerly known as MTC International, LLC), which is wholly owned by Mr. Soin's family limited partnership. The Company's payments for these services generally reflected the marginal cost of the service provided plus a pro rata share of the associated fixed costs. During the first quarter of 2002, the Company paid Soin International, LLC $556,050 for these administrative services. Of that amount, approximately $239,000 constituted payment for services provided to the Company by Mr. Soin and Mr. Gutridge, who were then employees of Soin International. The payment for those services was passed on by Soin International to Mr. Soin and Mr. Gutridge, and is included in the amount of their compensation disclosed in the Summary Compensation Table above.

Related Party Indebtedness

   From time to time prior to the Company's initial public offering, various entities affiliated with Mr. Soin, the Company's majority stockholder, became indebted to the Company. During the first quarter of 2002, the Company distributed notes reflecting these affiliates' total indebtedness to the Company to Mr. Soin. Together, the notes had an aggregate principal amount of approximately $10.0 million and had a weighted-average interest rate of about 6.3% per year.

Credit Facility

   In the past, the Company maintained a credit facility, consisting of a five-year term note and a long-term revolving line of credit, with equal co-lenders The Provident Bank and National City Bank. Mr. MacDonald, one of our directors, has served since March 2001 as an executive officer of National City Corporation, a diversified financial holding company and parent to National City Bank. During 2002, the Company paid approximately $14 million to its equal co-lenders to pay all of its debt outstanding under the term loan and the revolving credit facility, approximately $7 million of which was paid to National City Bank. On January 31, 2003, the Company entered into a new credit facility that provides the Company with an initial line of credit of $35 million. National City Bank is one of four lenders under that facility.

   The following Stock Price Performance Graph, Compensation Committee Report and Audit Review Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                            STOCK PRICE PERFORMANCE

   The following graph reflects a comparison of the cumulative total stockholder return on a $100 investment in the Company's Common Stock against the cumulative total return on a $100 investment in the Nasdaq Composite Index and the cumulative total return on a $100 investment in a self-constructed index consisting of peers of the Company, including Mantech International Corporation, Veridian Corporation, Anteon International Corporation, SRA International, Inc., Dynamics Research Corp., PEC Solutions, Inc. and CACI International Inc., for the period June 28, 2002 through December 31, 2002.

                                    [CHART]

          MTCT         Nasdaq Composite        Peer Group
          ----         ----------------        ----------
Jun-02   $100.00          $100.00               $100.00
Jul-02     94.58            90.78                 87.68
Aug-02    110.53            89.86                 93.48
Sep-02    113.95            80.10                 99.18
Oct-02    128.89            90.88                103.88
Nov-02    115.74           101.06                101.40
Dec-02    133.16            91.27                 95.72




                     Jun-02  Jul-02 Aug-02  Sep-02  Oct-02  Nov-02  Dec-02
                     ------- ------ ------- ------- ------- ------- -------
    MTCT............ $100.00 $94.58 $110.53 $113.95 $128.89 $115.74 $133.16
    Nasdaq Composite $100.00 $90.78 $ 89.86 $ 80.10 $ 90.88 $101.06 $ 91.27
    Peer group...... $100.00 $87.68 $ 93.48 $ 99.18 $103.88 $101.40 $ 95.72

--------
(1) The graph assumes that the value of the Company's Common Stock and each index was $100 on June 28, 2002 and that any dividends were reinvested into additional shares of the same class of equity securities at the frequency with which dividends were paid on such securities during fiscal year 2002.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The following report has been submitted by the Compensation Committee of the Board of Directors:

   The Compensation Committee of the Board of Directors is composed of three independent directors. It is responsible for establishing and maintaining senior officer-level salaries that are internally fair and equitable and that are externally comparable and reasonable in relation to similar positions in other companies of like size in the industry. The Compensation Committee also, among other things, approves all short-term compensation for the Company's senior officers and directors, all compensation plans covering the Company's senior officers and directors and all grants under the Company's long term incentive plans. For company officers below the level of senior vice president, the committee has delegated salary and bonus decisions to the Chairman of the Board.

   During 2002, the Compensation Committee's strategic objectives for executive compensation were:

  . to retain and recruit key executive talent, and to provide the Company's executives with strong incentives to focus on and achieve the Company's business objectives;

  .   to encourage executives to manage from the perspective of equity holders;
      and

  . to recognize superior results with superior monetary rewards, while also tailoring compensation to directly reflect any results that are below expectations.

   To further these objectives, the Compensation Committee approved a mix of base salaries, annual bonuses and stock option grants.

   Both the total compensation awarded to each officer and the types of compensation awarded were based upon:

  . the Compensation Committee's review of compensation practices in the Company's industry and in other comparable industries;

  .   the officer's performance; and

  . the effectiveness, as determined by the Compensation Committee, of different types and levels of compensation in advancing the objectives described above.

   The performance of each executive officer other than the Chief Executive Officer is evaluated by the Compensation Committee with input from the Chief Executive Officer and the Chairman of the Board. The Chief Executive Officer's performance is evaluated by the Compensation Committee with input from the Chairman of the Board. In evaluating the performance of Mr. Solley, the Company's Chief Executive Officer, the Compensation Committee considered the following primary factors:

  .   the success of the Company's initial public offering;

  .   funded backlog status; and

  .   revenue and profit achievements.

   The committee found that the Company's initial public offering was substantially over-subscribed and was ranked by Barron's as one of the ten best initial public offering stocks in 2002. In addition, the Company achieved record revenues and profits and has achieved a record in funded backlog, that is one of the best in the industry as a percentage of trailing twelve months revenue. In accordance with a retention agreement that was entered into between the Company and Mr. Solley in connection with the Company's initial public offering, those factors were selected with input from Mr. Solley and Mr. Soin. The retention agreement also provided Mr. Solley with a base salary of $500,000 and a one-time bonus of $750,000 during 2002.

   In designing the equity component of each officer's compensation, the Compensation Committee accounts for that officer's existing equity stake in the Company. For example, in determining whether to award stock options to Messrs. Solley, Gutridge and Crane under the Company's 2002 Equity and Performance Incentive Plan, the Compensation Committee considers the interests that they acquired through stock options awarded to them before the Company's initial public offering. No participant in the Company's 2002 Equity and Performance Incentive Plan may be granted options to purchase more than 24,718 shares of Common Stock in any calendar year.

   Under Section 162(m) of the Internal Revenue Code of 1986, as amended, a public company is generally denied deductions for compensation paid to the chief executive officer and the other four most highly compensated executive officers to the extent the compensation for any such individual exceeds one million dollars for the taxable year. The Compensation Committee intends to preserve the deductibility of compensation payable to the Company's executive officers, although deductibility will be only one among a number of factors considered in determining appropriate levels or modes of compensation.

   This report is submitted on behalf of the Compensation Committee.

                                             Lawrence A. Skantze (Chairman)
                                             Don R. Graber
                                             Kenneth A. Minihan

                         AUDIT REVIEW COMMITTEE REPORT

   The Board of Directors has adopted a written Audit Review Committee Charter, a copy of which is attached as Exhibit A to this Proxy Statement. The Audit Review Committee regularly reviews the charter to determine whether any changes are necessary. All members of the Audit Review Committee are independent as defined in Rule 4200(a) of the National Association of Securities Dealers' listing standards.

   The Audit Review Committee reviewed and discussed the plans for, and scope of, the audit before it was performed by Deloitte & Touche LLP ("Deloitte & Touche"). The Audit Review Committee has reviewed and discussed with Deloitte & Touche and the management of the Company the audited financial statements of the Company contained in the Annual Report to Stockholders for the year ended December 31, 2002. In addition, the Audit Review Committee discussed with Deloitte & Touche the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380).

   The Audit Review Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1 (titled "Independence Discussions with Audit Committees"), and has discussed with Deloitte & Touche the independent accountants' independence. The Audit Review Committee has determined that there were no information technology services and or other non-audit services to the Company by Deloitte & Touche, except for approximately $12,850 worth of income tax services, which is compatible with maintaining Deloitte & Touche's independence.

   Based on this review and the discussions referred to above, the Audit Review Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed with the Securities and Exchange Commission.

                                             Don R. Graber (Chairman)
                                             Lawrence A. Skantze
                                             Kenneth A. Minihan

            APPROVAL OF THE ADOPTION OF THE MTC TECHNOLOGIES, INC.
                  2002 EQUITY AND PERFORMANCE INCENTIVE PLAN
                               (Proposal No. 2)

   In May 2002, prior to the Company's initial public offering, the Company's Board of Directors adopted and recommended that the Company's sole stockholder approve, the 2002 Equity and Performance Incentive Plan, a copy of which is attached as Exhibit B to this Proxy Statement. Although this plan was approved by the Company's sole stockholder before the Company's initial public offering, the Company believes it is good practice to give its public stockholders the opportunity to vote on the plan. If stockholder approval is not received for this proposal, no further awards will be granted under the plan. Unless otherwise directed, proxies in the accompanying form will be voted for approval of the adoption of the 2002 Equity and Performance Incentive Plan.

         Your Board of Directors recommends a vote FOR this proposal.

   The 2002 Equity and Performance Incentive Plan provides for the grant of incentive stock options and nonqualified stock options and the grant or sale of restricted shares of Common Stock to the Company's directors, key employees and consultants. The Board of Directors may provide for the payment of dividend equivalents, on a current or deferred or contingent basis, on the options granted under the plan. The Board of Directors may also authorize participants in the plan to defer receipt of their Common Stock upon exercise of their stock options and may further provide that such deferred issuances include the payment of dividend equivalents or interest on the deferred amounts. The Board of Directors may condition any award under the plan on a participant's surrender or deferral of his or her right to receive a cash bonus or other compensation payable by the Company. The Board of Directors can delegate its authority under the plan to any committee of the Board of Directors.

   Options. Incentive and nonqualified stock options have an exercise price of 100% or more of the market value of the Company's Common Stock on the date of grant.

   Restricted Shares. Restricted shares are granted or sold to participants in consideration of the performance of services or payments by a participant that may be less than the market value of the Company's Common Stock on the date of grant. Each grant or sale constitutes an immediate transfer of the ownership of Common Stock to the participants. The restricted shares are subject to a substantial risk of forfeiture for at least a period of one year and such other terms and restrictions as provided for by the Board of Directors and reflected in an agreement between the Company and the participants receiving the restricted shares.

   Shares Reserved; Plan Limits. The Company has reserved a total of 474,599 shares of the Company's Common Stock for issuance under the 2002 Equity and Performance Incentive Plan, subject to adjustment in the event of forfeitures, transfers of Common Stock to the Company in payment of the exercise price or withholding amounts or changes in the Company's capital structure. The number of shares that may be issued upon the exercise of incentive stock options will not exceed 474,599 shares, subject to adjustment as described below. No participant may be granted options for more than 24,718 shares during any calendar year, and no non-employee director will be granted awards under the plan for more than 24,718 shares during any fiscal year. The number of shares issued as restricted shares will not exceed 74,156 shares of Common Stock.

   Eligibility. Any of the Company's approximately 40 officers, key employees, and consultants and five non-employee directors may be selected by the Board of Directors to receive benefits under the plan. The Company's non-employee directors are subject to additional terms and conditions regarding option awards under the plan. The Board of Directors may provide for special terms for awards to participants who are foreign nationals or who are employed by us outside the United States as the Board of Directors may deem necessary or appropriate to accommodate differences in local law, tax policy or custom.

   Adjustments. The number of shares covered by outstanding awards, certain other provisions contained in outstanding awards, the number of shares reserved for issuance under the plan and the other share limits contained in the plan are subject to adjustment in certain situations as provided in the plan.

   Administration and Amendments. The Company's Board of Directors administers and interprets the plan. The plan may be amended by the Board of Directors at any time so long as any amendment that must be approved by the Company's stockholders in order to comply with applicable law or the rules of the Nasdaq National Market System is not effective until stockholder approval has been obtained.

   Plan Benefits. As of March 12, 2003, the Company had granted options to purchase 130,160 shares of Common Stock under the plan with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. There are 344,439 shares of our Common Stock remaining that can be used for new awards under our 2002 Equity and Performance Incentive Plan.

   Other Information. No option may be exercised more than ten years from the date of grant. Vesting is determined by the Company's Board of Directors, except that restricted shares typically cannot vest until one year after the date of grant or sale. Options have been, and will continue to be, granted in consideration for services performed by the option recipients. As of March 12, 2003, the fair market value of the Common Stock underlying the outstanding options under the plan was approximately $2.3 million. As of March 12, 2003, the following persons or groups have received options to purchase the following numbers of shares of Common Stock under the plan: All current executive officers as a group--67,000; all current directors who are not executive officers as a group--7,160; Mr. Soin--15,000; Mr. Solley--12,000; Mr. Gutridge--10,000; Mr. Crane--0; Mr. Weisert--12,000; Mr. Bolton--9,000; Mr. Clark--9,000; Mr. Skantze--1,790; each person who received 5% of the options--0; and all employees of the Company, including all current officers who are not executive officers, as a group--56,000. The Company is unable at this time to determine the number of shares of Common Stock underlying options, if any, that will be granted in the future.

Federal Income Tax Consequences

   The following is a brief summary of the Federal income tax consequences of certain transactions under the 2002 Equity and Performance Incentive Plan based on Federal income tax laws in effect on January 1, 2003. This summary is not intended to be complete and does not describe state or local tax consequences.

  Tax Consequences to Participants

   Nonqualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a nonqualified stock option is granted; (ii) at the time of exercise of a nonqualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as a capital gain (or loss).

   Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option, as defined under Section 422 of the Internal Revenue Code (the "Code"). The exercise of an incentive stock option, however, may result in alternative minimum tax liability. If Common Stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a capital gain and any loss sustained will be a capital loss.

   If Common Stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as a capital gain (or loss).

   Restricted Shares. The recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted shares. If a
Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

  Tax Consequences to the Company

   To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Equity Compensation Plan Information Table

   The following table contains information as of December 31, 2002 regarding the Company's sole equity compensation plan, the 2002 Equity and Performance Incentive Plan, and stock option agreements between the Company and certain executives that were entered into before the Company's initial public offering:

                                 Equity Compensation Plan Information
                                 ------------------------------------
                                                                                            Number of
                                                                                           securities
                                                                                            remaining
                                                                                          available for
                                                            Number of                        future
                                                            securities                      issuance
                                                           to be issued                   under equity
                                                               upon                       compensation
                                                           exercise of  Weighted-average      plans
                                                           outstanding  exercise price of  (excluding
                                                             options,      outstanding     securities
                                                             warrants   options, warrants reflected in
Plan Category                                               and rights     and rights      column (a))
-------------                                              ------------ ----------------- -------------
                                                               (a)           (b)(1)         (c)(1)(2)
Equity compensation plans approved by security holders....   344,720          $6.96          399,879
Equity compensation plans not approved by security holders         0             --                0
                                                             -------          -----          -------
   Total..................................................   344,720          $6.96          399,879
                                                             =======          =====          =======

--------
(1) The weighted-average exercise price includes stock options that were issued before the Company's initial public offering with an exercise price of $4.19. All stock options that may be issued in the future under existing plans must have an exercise price equal to at least the market value of the Common Stock on the date of grant.
(2) Up to 74,156 of these shares may be issued either pursuant to stock options or as shares of restricted Common Stock. The remaining shares may be issued only pursuant to stock options.

                  RATIFY SELECTION OF INDEPENDENT ACCOUNTANTS
                               (Proposal No. 3)

   A proposal will be presented at the Annual Meeting to ratify the appointment of the firm of Ernst & Young LLP ("Ernst & Young") as the independent accountants of the Company for 2003. Representatives of Ernst & Young are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions. Although this ratification is not required by law, the Board of Directors believes that you should be given this opportunity to express your views on the subject. Ratification requires the affirmative vote of the holders of a majority of the total number of shares of Common Stock present in person or represented by proxy and entitled to vote on the matter and actually voted on the matter. Unless otherwise directed, proxies in the accompanying form will be voted for ratification of the appointment of Ernst & Young.

         Your Board of Directors recommends a vote FOR this proposal.

   Deloitte & Touche was engaged as the independent accountants of the Company for the 2002 fiscal year. On January 20, 2003, the Company chose not to extend the engagement of Deloitte & Touche as the Company's independent accountants to audit its 2003 consolidated financial statements. To effect an orderly transition, Deloitte & Touche has audited the Company's consolidated financial statements for the period ended December 31, 2002. The Company engaged Ernst & Young on January 20, 2003 as its new independent accountants for the periods after December 31, 2002. The change is the result of a competitive bidding process initiated by the Company, in which Deloitte & Touche also participated. Representatives of Deloitte & Touche are also expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

   The decision to change independent accountants was approved by the Company's Audit Review Committee.

   The reports of Deloitte & Touche on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

   During the fiscal years ended December 31, 2001 and 2002 and the subsequent periods preceding the decision to change independent accountants, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement(s) in connection with its report.

   During the fiscal years ended December 31, 2001 and 2002 and the subsequent periods preceding the decision to change independent accountants, Deloitte & Touche did not advise the Company:

   (1) that the internal controls necessary for the Company to develop reliable financial statements did not exist;

   (2) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

   (3) of the need to expand significantly the scope of its audit, or that information had come to its attention during such period that, if further investigated, might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Company's financial statements; and that, due to the Company's decision to change independent accountants, it had not so expanded the scope of its audit or conducted such further investigation; or

   (4) that information had come to its attention that it had concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report; and that, due to the Company's decision to change independent accountants, the issue has not been resolved to its satisfaction prior to the change in independent accountants.

   During the fiscal years ended December 31, 2001 and 2002 and the subsequent periods prior to the Company's engaging Ernst & Young, neither the Company nor anyone on its behalf consulted Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Ernst & Young.

   The Company has provided Deloitte & Touche and Ernst & Young with a copy of these disclosures and informed them of their ability to include a statement in this proxy. No such statement was presented by either party.

   The following fees were billed to the Company by Deloitte & Touche for services rendered in fiscal year 2002:

Audit Fees

   Deloitte & Touche has billed the Company $755,350 in the aggregate, for professional services rendered by Deloitte & Touche for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002, the reviews of the interim financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2002, audit fees related to the filing of the Registration Statement on Form S-1, and audit fees related to the acquisition of AMCOMP Corporation.

Financial Information Systems Design and Implementation Fees

   Deloitte & Touche did not bill the Company for any professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by Deloitte & Touche during the fiscal year ended December 31, 2002.

All Other Fees

   Deloitte & Touche has billed the Company $12,850, in the aggregate, for services rendered by Deloitte & Touche for all services (other than those covered above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees") during the fiscal year ended December 31, 2002.

   As part of its review, the Audit Review Committee has concluded that Deloitte & Touche's provision of these services is compatible with maintaining Deloitte & Touche's independence.

Leased Employees

   Deloitte & Touche has informed the Company that none of the hours expended on Deloitte & Touche's engagement to audit the Company's financial statements for the fiscal year ended December 31, 2002 were attributable to work performed by persons other than full-time, permanent employees of Deloitte & Touche.

                             STOCKHOLDER PROPOSALS

   The Company must receive at its principal executive office by Tuesday, December 2, 2003, any proposal of a stockholder intended to be presented at the 2004 Annual Meeting and to be included in the Company's proxy materials related to the 2004 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act. Notice of proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act, including nominations of directors, in connection with the 2004 Annual Meeting ("Non-Rule 14a-8 Proposals") must be received by the Company at its principal executive office on or between January 1, 2004 and January 31, 2004 (or, if the 2004 Annual Meeting is held more than 30 days prior to or after April 22, 2004, not later than the close of business on the later of the 90/th/ day prior to the 2004 Annual Meeting or the 10/th/ day following the day on which public announcement of the date of the 2004 Annual Meeting is first made), or such proposals will be considered untimely under the advance notice provisions of the Bylaws. Non-Rule 14a-8 Proposals must comply with certain provisions of the Bylaws. The Company's proxy related to the 2004 Annual Meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by the Company after January 31, 2004 (or another date calculated to serve as the deadline for Non-Rule 14a-8 Proposals in the manner described above). Notices of stockholder proposals should be delivered personally or mailed, and any request for a copy of the Bylaws (which will be provided at no charge to any holder of Common Stock) should be directed, to the Company at 4032 Linden Avenue, Dayton, Ohio 45432, Attention: Secretary.

                             COST OF SOLICITATION

   The Company will bear the cost of the solicitation of proxies. In addition to the solicitation of proxies by mail, the Company may solicit the return of proxies in person and by telephone, telecopy or e-mail. The Company does not expect to pay any compensation for the solicitation of proxies, but the Company will request brokerage houses, banks and other custodians, nominees, and fiduciaries to forward soliciting material to the beneficial owners of shares and will reimburse them for their expenses.

                                 OTHER MATTERS

   The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. However, if any other matters do properly come before the Annual Meeting for action of which the Company did not have notice on or prior to Saturday, February 15, 2003, or that applicable laws otherwise permit proxies to vote on a discretionary basis, it is intended that the person authorized under solicited proxies will vote or act thereon in accordance with his or her own judgment.

   You may obtain copies of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, free of charge upon written request to the Company at 4032 Linden Avenue, Dayton, Ohio 45432, (937) 252-9199, Attention: Secretary.

   Only one Annual Report and Proxy Statement may be delivered to multiple stockholders sharing the same address unless the Company has received contrary instructions from one of those stockholders. The Company will deliver promptly, upon oral or written request, separate copies of the Annual Report and Proxy Statement to a shared address to which single copies of the documents were delivered. Oral or written requests by stockholders wishing to receive a separate Annual Report and Proxy Statement, or oral or written requests by stockholders sharing an address and wishing to receive a single copy of the Annual Report and Proxy Statement instead of multiple copies, should be directed to the Company at 4032 Linden Avenue, Dayton, Ohio 45432, (937) 252-9199, Attention: Secretary.

                                             By Order of the Board of Directors,

                                             MTC Technologies, Inc.

                                             David S. Gutridge
                                             Secretary

Dayton, Ohio
March 31, 2003

                                                                      EXHIBIT A

                            MTC TECHNOLOGIES, INC.

                        Audit Review Committee Charter

Function of the Committee

   The Committee will assist the Board in fulfilling the Board's oversight responsibilities relating to accounting for the Company's financial position and results of operations, as well as such other matters as may from time to time be specifically delegated to the Committee by the Board.

   While the Committee has the powers and responsibilities set forth in this Charter and the Company's Certificate of Incorporation, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in compliance with generally accepted accounting principles, which is the responsibility of management and the outside auditor. Likewise, it is not the responsibility of the Committee to conduct investigations, to resolve disputes, if any, between management and the outside auditor or to assure compliance with laws or the Company's corporate compliance program or code of ethics.

Composition of the Committee

   Requirements. The Committee will consist of at least three Board members. No member of the Committee may be an officer or employee of the Company or its subsidiaries, and each member of the Committee must be, in the opinion of the Board, free of any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities as a Committee member. In determining independence, the Board will observe the requirements of Rules 4200(a)(14) and 4350(d)(2)(B) of the NASD Manual.

   Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or must become able to do so within a reasonable period of time after appointment to the Committee.

   At least one member of the Committee must have had past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in that individual's financial sophistication. Such experience may include being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

   Appointment. The Board will appoint the members of the Committee. The Board will, or will delegate to the members of the Committee the responsibility to, appoint a Chairman of the Committee. The Chairman of the Committee will, in consultation with the other members of the Committee, the Company's outside auditor and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing agendas therefor and supervising the conduct thereof.

Outside Auditor

   The outside auditor for the Company is ultimately accountable to the Board and the Committee. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. Alternatively, the Committee and the Board may nominate the outside auditor to be proposed for stockholder approval in any proxy statement.

Responsibilities of the Committee

   The Committee will:

1) Recommend Outside Auditors: Recommend to the Board annually, and at other appropriate times, the firm to be retained as the Company's outside auditor.

2) Review Independence of Outside Auditors: In connection with recommending the firm to be retained as the Company's outside auditor, review the information provided by management and the outside auditor relating to the independence of such firm, including, among other things, information related to the non-audit services provided and expected to be provided by the outside auditor.

   The Committee is responsible for (1) ensuring that the outside auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1, a copy of which is attached hereto, (2) actively engaging in dialogue with the outside auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the outside auditor and (3) taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

3) Review Audit Plan: Review with the outside auditor its plans for, and the scope of, its annual audit and other examinations and the cost thereof.

4) Conduct of Audit: Discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

5) Review Audit Results: Review with the outside auditor the report of its annual audit, or proposed report of its annual audit, the accompanying management letter, if any, the reports of its reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and the reports of the results of such other examinations outside of the course of the outside auditor's normal audit procedures that the outside auditor may from time to time undertake.

6) Review Financial Statements: Review with appropriate officers of the Company and the outside auditor the annual and quarterly financial statements of the Company prior to public release thereof.

7) Review Internal Audit Plans: Review with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities.

8) Review Internal Audit Reports: Review with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the annual report of the audit activities, examinations and results thereof of the internal auditing department.

9) Review Systems of Internal Accounting Controls: Review with the outside auditor, the senior internal auditing executive, the General Counsel and, if and to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs the adequacy of the Company's internal accounting controls, the Company's financial, auditing and accounting organizations and personnel and the Company's policies and compliance procedures with respect to business practices.

10) Review Recommendations of Outside Auditors: Review with the senior internal auditing executive and the appropriate members of the staff of the internal auditing department recommendations made by the outside auditor and the senior internal auditing executive, as well as such other matters, if any, as such persons or other officers of the Company may desire to bring to the attention of the Committee.

11) Securities Exchange Act: Obtain assurance from the outside auditor that
    Section 10A of the Securities Exchange Act (which relates to an auditor's discovery of information, in the course of its audit, indicating that illegal acts have or may have occurred) has not been implicated.

12) Review Other Matters: Review such other matters in relation to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

13) Board Reports: Report its activities to the Board in such manner and at such times as it deems appropriate.

Meetings of the Committee

   The Committee must meet at least four times annually, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Committee may request any officer or employee of the Company or the Company's outside legal counsel or outside auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may meet with management, the outside auditor and others in separate private sessions to discuss any matter that the Committee, management, the outside auditor or such other persons believe should be discussed privately.

Consultants

   The Committee may retain, at such times and on such terms as the Committee determines in its sole discretion and at the Company's expense, special legal, accounting or other consultants to advise and assist it in complying with its responsibilities as set forth herein.

Annual Report

   The Committee will prepare, with the assistance of management, the outside auditor and outside legal counsel, a report for inclusion in the Company's proxy or information statement relating to the annual meeting of stockholders at which directors are to be elected that complies with the requirements of the federal securities laws.

Annual Review of Charter

   The Committee will review and reassess, with the assistance of management, the outside auditor and outside legal counsel, the adequacy of the Committee's charter at least annually.

                                  ATTACHMENT

                 Independence Standards Board Standard No. 1,
                Independence Discussions with Audit Committees

Standard

1. This standard applies to any auditor intending to be considered an independent accountant with respect to a specific entity within the meaning of the Securities Acts ("the Acts") administered by the Securities and Exchange Commission. At least annually, such an auditor shall:

    a. disclose to the audit committee of the company (or the board of directors if there is no audit committee), in writing, all relationships between the auditor and its related entities and the company and its related entities that in the auditor's professional judgment may reasonably be thought to bear on independence;

    b. confirm in the letter that, in its professional judgment, it is independent of the company within the meaning of the Acts; and

    c. discuss the auditor's independence with the audit committee.

Effective Date

2. The above communications are required with respect to audits of companies with fiscal years ending after July 15, 1999, with earlier application encouraged. Auditors and audit committees of first-time registrants shall have these communications prior to the company's initial offering of securities to the public. These communications shall cover all audits of financial statements for periods subsequent to the effective date of this standard, included in a registration statement for an initial public offering of securities, whether performed by the current or a predecessor auditor.

Official Comment

3. In adopting this standard, the Board does not intend that an isolated and inadvertent violation of the standard's requirements would constitute a per se impairment of the auditor's independence, provided that the auditor is in compliance with all other independence rules. The Board believes, however, that in such circumstances the auditor must remedy violations of the standard's requirements promptly upon discovery.

Background and Basis for Conclusions

4. In May 1998 the ISB issued an Invitation to Comment (ITC 98-1) regarding a proposed recommendation to the Executive Committee of the SEC Practice Section (SECPS) of the American Institute of Certified Public Accountants. The proposed recommendation would have required audit firms that are members of SECPS to confirm annually to the audit committee (or board of directors) of each public company audit client, each year, that the firm was independent of the client. In the confirmation the auditor would also offer to meet with the audit committee to discuss independence matters.

5. The Board received twenty-six letters in response to the ITC. Most of the letters were supportive, but some urged the Board to go further and require communication to the audit committee of the important matters considered in each particular situation in reaching a conclusion that independence was maintained.

6. After deliberation, the Board concluded that it agreed with those who suggested that the proposal be expanded, and it also decided that it would itself address the matter as a proposed standard, rather than ask the Executive Committee of SECPS to do so. Consequently, the proposal was converted from an Invitation to Comment to an Exposure Draft of a Board pronouncement. In addition, the Board decided that the discussion about independence between the auditor and the audit committee should be required, rather than encouraged by the auditor's written communication.

7. The revised proposal was re-exposed as an Exposure Draft of an ISB standard. Comment was specifically solicited from those that had responded to the initial invitation to comment, and from several groups representing investors. Twenty-two comment letters were received, and most supported the proposal. The Board believes that the proposed pronouncement will improve corporate governance by affording to audit committees a mandated opportunity to deepen their understanding of auditor independence issues. Companies are required by the Acts to engage "independent" accountants, and this proposal will assist directors in satisfying themselves that the company has met that requirement. The Board also believes that a mandate that audit firms describe and discuss the judgmental matters that might impact on independence will bring more focus within firms on this important issue.

8. Some suggested that the Board provide guidance on how an auditor could "cure" a failure to comply with the standard. The Board did not believe it was appropriate to comply with that request, but it did add the "Official Comment" to clarify its intent in the event of an isolated and inadvertent violation.

9. Some respondents objected to the provision in the exposure draft that would seem to have imposed a requirement on audit committees to discuss independence with the auditor, on the basis that the Board did not have such authority. Without concluding on that question, the Board decided that it would revise the provision to impose the discussion requirement solely on the auditor. The Board recognizes, however, that the auditor could withhold his or her audit report until such discussion took place with the audit committee so that the auditor was in compliance with this professional requirement.

10. The Board considered whether to require that the discussion between the audit committee and the auditor take place before any substantive audit procedures had begun. There are clear benefits to the audit committee to obtaining satisfaction about independence before the audit is started. The Board recognizes, however, that many audit committees have established meeting schedules which would not accommodate such a discussion before the audit begins, and it concluded that imposing such a requirement was not essential to achieving the objectives of this pronouncement.

11. The Board recognizes that every additional requirement imposes costs, but the Board believes that the costs to implement this pronouncement would be small when compared with the benefits.

12. This standard was adopted unanimously by the members of the Board.

Members of the Independence Standards Board

William T. Allen, Chair
John C. Bogle
Stephen G. Butler
Robert E. Denham
Manuel H. Johnson
Philip A. Laskawy
Barry C. Melancon
James J. Schiro

                                                                      EXHIBIT B

                            MTC TECHNOLOGIES, INC.

                  2002 Equity and Performance Incentive Plan

1. Purpose. The purpose of the 2002 Equity and Performance Incentive Plan is to attract and retain directors, consultants, officers and other key employees of MTC Technologies, Inc., a Delaware corporation and its Subsidiaries and to provide to such persons incentives and rewards for superior performance.

2. Definitions.  As used in this Plan,

   (a) "Board" means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 13 of this Plan, such committee (or subcommittee).

   (b) "Business Combination" will have the meaning provided in Section 9 of this Plan.

   (c) "Change in Control" will have the meaning provided in Section 9 of this Plan.

   (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

   (e) "Common Shares" means the shares of common stock, par value $.001 per share, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 8 of this Plan.

   (f) "Company" means MTC Technologies, Inc., a Delaware corporation.

   (g) "Date of Grant" means the date specified by the Board on which a grant of Option Rights or a grant or sale of Restricted Shares will become effective (which date will not be earlier than the date on which the Board takes action with respect thereto).

   (h) "Director" means a member of the Board of Directors of the Company.

   (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

   (j) "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

   (k) "Incumbent Board" will have the meaning provided in Section 9 of this Plan.

   (l) "Market Value per Share" means, as of any particular date, (i) the closing sale price per Common Share as reported on the principal exchange on which Common Shares are then trading, if any, or, if applicable the Nasdaq National Market System, on the Date of Grant, or if there are no sales on such day, on the next preceding trading day during which a sale occurred, or (ii) if clause (i) does not apply, the fair market value of the Common Shares as determined by the Board.

   (m) "Non-Employee Director" means a Director who is not an employee of the Company or any Subsidiary.

   (n) "Optionee" means the optionee named in an agreement evidencing an outstanding Option Right.

   (o) "Option Price" means the purchase price payable on exercise of an Option Right.

   (p) "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 or Section 6 of this Plan.

   (q) "Outstanding Company Voting Securities" will have the meaning provided in Section 9 of this Plan.

   (r) "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time a consultant, an officer, or other key employee of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and will also include each Non-Employee Director who receives an award of Option Rights or Restricted Shares.

   (s) "Person" will have the meaning provided in Section 9 of this Plan.

   (t) "Plan" means this MTC Technologies, Inc. 2002 Equity and Performance Incentive Plan.

   (u) "Restricted Shares" means Common Shares granted or sold pursuant to
       Section 5 or Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such
       Section 5 has expired.

   (v) "Soin Group" will have the meaning provided in Section 9 of this Plan.

   (w) "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

3. Shares Available Under the Plan.

   (a) Subject to adjustment as provided in Section 3(b) and Section 8 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights, (ii) as Restricted Shares and released from substantial risks of forfeiture thereof, (iii) as awards to Non-Employee Directors or (iv) in payment of dividend equivalents paid with respect to awards made under the Plan will not exceed in the aggregate 474,599 Common Shares, plus any shares described in Section 3(b). Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

   (b) The number of shares available in Section 3(a) above will be adjusted to account for shares relating to awards that expire, are forfeited or are transferred, surrendered or relinquished upon the payment of any Option Price by the transfer to the Company of Common Shares or upon satisfaction of any withholding amount. Upon payment in cash of the benefit provided by any award granted under this Plan, any shares that were covered by that award will again be available for issue or transfer hereunder.

   (c) Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 8 of this Plan, (i) the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed

       474,599 Common Shares; (ii) no Participant will be granted Option Rights in the aggregate, for more than 24,718 Common Shares during any calendar year; (iii) the number of shares issued as Restricted Shares will not in the aggregate exceed 74,156 Common Shares; and (iv) no Non-Employee Director will be granted Option Rights and Restricted Shares, in the aggregate, for more than 24,718 Common Shares during any fiscal year of the Company.

4. Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of options to purchase Common Shares. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

   (a) Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this plan.

   (b) Each grant will specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

   (c) Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of Common Shares owned by the Optionee for at least 6 months having a value at the time of exercise equal to the total Option Price, or (iii) by a combination of such methods of payment.

   (d) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

   (e) Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

   (f) Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control.

   (g) Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended to so qualify, or (iii) combinations of the foregoing.

   (h) The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents will be credited against the Option Price.

   (i) No Option Right will be exercisable more than 10 years from the Date of Grant.

5. Restricted Shares. The Board may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

   (a) Each such grant or sale will constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

   (b) Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

   (c) Each such grant or sale will provide that the Restricted Shares covered by such grant or sale will be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than one year to be determined by the Board at the Date of Grant and may provide for the earlier lapse of such substantial risk of forfeiture in the event of a Change in Control.

   (d) Each such grant or sale will provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares will be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

   (e) Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

   (f) Each grant or sale of Restricted Shares will be evidenced by an agreement executed on behalf of the Company by any officer and delivered to and accepted by the Participant and will contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

6. Awards to Non-Employee Directors. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of Option Rights and may also authorize the grant or sale of Restricted Shares to Non-Employee Directors.

   (a) Each grant of Option Rights awarded pursuant to this Section 6 will be upon terms and conditions consistent with Section 4 of this Plan and will be evidenced by an agreement in such form as will be approved by the Board. Each grant will specify an Option Price per share, which will not be less than the Market Value per Share on the Date of Grant. Each such Option Right granted under the Plan will expire not more than 10 years from the Date of Grant and will be subject to earlier termination as hereinafter provided. Unless otherwise determined by the Board, such Option Rights will be subject to the following additional terms and conditions:

      (i) Each grant will specify the number of Common Shares to which it pertains subject to the limitations set forth in Section 3 of this plan.

     (ii) Each such Option Right will become exercisable to the extent of one-third of the number of shares covered thereby one year after the Date of Grant and to the extent of an additional one-third of such shares after each of the next two successive years thereafter. Such Option Rights will become exercisable in full immediately in the event of a Change in Control.

    (iii) In the event of the termination of service on the Board by the holder of any such Option Rights, other than by reason of disability or death, the then outstanding Option Rights of such holder may be exercised to the extent that they would be exercisable on the date of such termination and will expire six months and one day after such termination, or on their stated expiration date, whichever occurs first.

     (iv) In the event of the death or disability of the holder of any such Option Rights, each of the then outstanding Option Rights of such holder may be exercised at any time within one year after such death or disability, but in no event after the expiration date of the term of such Option Rights.

      (v) If a Non-Employee Director subsequently becomes an employee of the Company or a Subsidiary while remaining a member of the Board, any Option Rights held under the Plan by such individual at the time of such commencement of employment will not be affected thereby.

     (vi) Option Rights may be exercised by a Non-Employee Director only upon payment to the Company in full of the Option Price of the Common Shares to be delivered. Such payment will be made in cash or in Common Shares then owned by the optionee for at least six months, or in a combination of cash and such Common Shares.

    (vii) Common Shares acquired upon the exercise of these Option Rights may not be transferred for one year except in the case of the Director's death, disability or other termination of service as a Director.

   (b) Each grant or sale of Restricted Shares pursuant to this Section 6 will be upon terms and conditions consistent with Section 5 of this Plan.

7. Transferability.

   (a) Except as otherwise determined by the Board, no Option Right will be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights will be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

   (b) The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 5 of this Plan, will be subject to further restrictions on transfer.

8. Adjustments. The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights granted hereunder, in the Option Price, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 8; provided, however, that any such adjustment to the number specified in Section 3(c)(i) will be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

9. Change in Control. For purposes of this Plan, a "Change in Control" will mean if at any time any of the following events will have occurred:

   (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company where such acquisition causes such Person to own 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not be deemed to result in a Change of Control: (i) any acquisition of Outstanding Company Voting Securities directly from the Company that is approved by the Incumbent Board, (ii) any acquisition of Outstanding Company Voting Securities by the Company, a Subsidiary of the Company or the Soin Group, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

   (b) Individuals who, as of the date hereof, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

   (c) The consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation, or other transaction ("Business Combination") excluding, however, a Business Combination (i) effected by the Soin Group or (ii) pursuant to which (A) the individuals and entities who were the beneficial owners of voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of each of (x) the then outstanding shares of common stock and (y) the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), (B) no Person (excluding any employee benefit plan (or related trust) of the Company, the Soin Group, the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly 50% or more of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the entity resulting from such Business Combination and
       (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

   (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company except pursuant to a Business Combination that meets each of the criteria described in clauses (A), (B) and (C) of subsection (c)(ii) above.

   (e) For purposes of this Section 9, the "Soin Group" shall mean Rajesh K. Soin, and his spouse, his descendants and spouses of his descendants, trustees of trusts established for the benefit of such persons (acting in their capacity as trustees of such trusts), and executors of estates of such persons

       (acting in their capacity as executors of such estates), and each person or entity of which any of the foregoing owns (i) more than 50% of the voting stock or other voting interests and (ii) stock or other interests representing more than 50% of the total value of the stock or other interests of such person.

10. Fractional Shares. The Company will not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

11. Withholding Taxes. To the extent that the Company or any Subsidiary is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company or such Subsidiary for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company or the Subsidiary, as the case may be, for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. The Company and/or a Subsidiary and a Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

12. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

13. Administration of the Plan.

   (a) This Plan will be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof) consisting of not less than two Non-Employee Directors appointed by the Board. A majority of the committee (or subcommittee) will constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the committee (or subcommittee). To the extent of any such delegation, references in this Plan to the Board will be deemed to be references to any such committee or subcommittee.

   (b) The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights or Restricted Shares and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Board will be liable for any such action or determination made in good faith.

14. Amendments, Etc.

   (a) The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the stockholders of the Company in order to comply with applicable law or Nasdaq rules or, if the Common Shares are not traded on the Nasdaq National Market System, the principal national securities exchange upon which the Common Shares are traded or quoted, will not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment hereof for stockholder approval will not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans without stockholder approval.

   (b) The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

   (c) The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

   (d) In case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 7(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

   (e) This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

   (f) To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

15. Termination. No grant will be made under this Plan more than 10 years after the date on which this Plan is first approved by the stockholders of the Company, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

This proxy, when properly executed, will be voted as directed by the undersigned stockholder or, if no direction is indicated, will be voted "FOR" the election of both director nominees and each proposal.
                                                       Please        ---------
                                                       Mark Here
                                                       for Address
                                                       Change or     ---------
                                                       Comments
                                                       SEE REVERSE SIDE

 1. TO ELECT TWO DIRECTORS.
 The Board of Directors recommends a vote FOR both nominees listed below.

     FOR both nominees            WITHHOLD
        listed below              AUTHORITY
     (except as marked        to vote for both
     to the contrary below)   nominees listed below
             [_]                      [_]

 01 David S. Gutridge and 02 Lawrence A. Skantze

(INSTRUCTION: To withhold authority to vote for either individual nominee, write that nominee's name on the space provided below.)

________________________________________________________________________________

                                                                 FOR    AGAINST   ABSTAIN

 2. TO APPROVE THE ADOPTION OF THE MTC TECHNOLOGIES, INC.        [_]       [_]      [_]
    2002 EQUITY AND PERFORMANCE INCENTIVE PLAN.

The Board of Directors recommends a vote FOR this proposal.

                                                                 FOR    AGAINST   ABSTAIN
 3. TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS              [_]       [_]      [_]
    INDEPENDENT ACCOUNTANTS.

The Board of Directors recommends a vote FOR this proposal.

 4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR
    ANY ADJOURNMENT THEREOF.

                                           Dated:_________________________, 2003

                                           _____________________________________
                                                         Signature

                                           _____________________________________
                                                 Signature if held jointly

                                           IMPORTANT: Please sign as your name
                                           appears hereon. If shares are held
                                           jointly, all holders must sign. When
                                           signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give your full title. If a
                                           corporation, please sign in full
                                           corporate name by president or other
                                           authorized officer. If a partnership,
                                           please sign in partnership name by
                                           authorized person.

(Continued and to be signed on reverse side)

--------------------------------------------------------------------------------
                            . FOLD AND DETACH HERE .

                             MTC TECHNOLOGIES, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Michael W. Solley and David S. Gutridge, and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock in MTC TECHNOLOGIES, INC. (the "Company") held of record by the undersigned on March 12, 2003, at the Annual Meeting of Stockholders of the Company to be held on Tuesday, April 22, 2003, and any adjournment(s) thereof as follows and in accordance with their judgment upon any other matter properly presented:

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            . FOLD AND DETACH HERE .